SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2003

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

Item 5. Other Events And Regulation FD Disclosure

On November 13, 2003, Idaho Power Company (IPC) received notice from the Idaho Public Utilities Commission that they denied IPC 's request for Interim Rate Relief.  A copy of the press release is filed as Exhibit 99.

Certain statements contained in this current report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws.  Although the companies believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Important factors that could cause actual results to differ materially from the forward-looking statements include: changes in governmental policies and regulatory actions, including those of the FERC, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and other capital investments, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; litigation resulting from the energy situation in the western United States; economic, geographic and political factors and risks; changes in and compliance with environmental and safety laws and policies; weather variations affecting customer energy usage; operating performance of plants and other facilities; system conditions and operating costs; population growth rates and demographic patterns; pricing and transportation of commodities; market demand and prices for energy, including structural market changes; changes in capacity and fuel availability and prices; changes in tax rates or policies, interest rates or rates of inflation; changes in actuarial assumptions; adoption of or changes in critical accounting policies or estimates; exposure to operational, market and credit risk in energy trading and marketing operations; changes in operating expenses and capital expenditures; capital market conditions; rating actions by Moody's, Standard & Poor's and Fitch; competition for new energy development opportunities; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general economic conditions; natural disasters, acts of war or terrorism; increasing health care costs and the resulting effect on health insurance premiums paid for employees and on the obligation to provide post retirement health care benefits; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; legal and administrative proceedings (whether civil or criminal) and settlements that influence business and profitability; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements.  Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Form 10-K for the year 2002, the Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2003 and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2003

IDACORP, Inc.

By:/s/Darrel T. Anderson
Darrel T. Anderson
Vice President, Chief Financial
Officer and Treasurer

IDAHO POWER COMPANY

By:/s/Darrel T. Anderson
Darrel T. Anderson
Vice President, Chief Financial
Officer and Treasurer

Exhibit Index

Exhibit Number                                    Exhibit

       99                                                 Press Release by IDACORP dated November 13, 2003.